EXHIBIT 24


                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Manor Care, Inc. (the "Company") delivered pursuant to the Company's Non-Employee Director Stock Compensation Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of October, 1996.



                                                 /s/Stewart Bainum, Jr.
                                                 ----------------------------
                                                 Stewart Bainum, Jr.
                                                 Chairman, President,
                                                 Chief Executive Officer and
                                                 Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Manor Care, Inc.(the "Company") delivered pursuant to the Company's Non-Employee Director Stock Compensation Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of October, 1996



                                                     /s/Stewart Bainum
                                                     --------------------------
                                                     Stewart Bainum
                                                     Vice Chairman and Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Manor Care, Inc. (the "Company") delivered pursuant to the Company's Non-Employee Director Stock Compensation Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of October, 1996



                                                     /s/Kennett L. Simmons
                                                     -------------------------
                                                     Kennett L. Simmons
                                                     Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Manor Care, Inc. (the "Company") delivered pursuant to the Company's Non-Employee Director Stock Purchase Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 15th day of October, 1996.



                                                     /s/Regina E. Herzlinger
                                                     --------------------------
                                                     Regina E. Herzlinger
                                                     Director

                                                                    EXHIBIT 24


                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Manor Care, Inc. (the "Company") delivered pursuant to the Company's Non-Employee Director Stock Compensation Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of October, 1996.



                                                     /s/William H. Longfield
                                                     --------------------------
                                                     William H. Longfield
                                                     Director

                                                                   EXHIBIT 24


                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Manor Care, Inc. (the "Company") delivered pursuant to the Company's Non-Employee Director Stock Compensation Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of October, 1996.



                                                     /s/Frederick V. Malek
                                                     --------------------------
                                                     Frederick V. Malek
                                                     Director

                                                                    EXHIBIT 24


                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Manor Care, Inc. (the "Company") delivered pursuant to the Company's Non-Employee Director Stock Compensation Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of October, 1996.



                                                     /s/Jerry E. Robertson
                                                     -------------------------
                                                     Jerry E. Robertson
                                                     Director

                                                                   EXHIBIT 24


                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Manor Care, Inc. (the "Company") delivered pursuant to the Company's Non-Employee Director Stock Compensation Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of October, 1996.



                                             /s/James A. MacCutcheon
                                             ------------------------------
                                             James A. MacCutcheon
                                             Senior Vice President, Chief
                                             Financial Officer, and Treasurer
                                             (Principal Financial Officer)

                                                                    EXHIBIT 24

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Manor Care, Inc. (the "Company") delivered pursuant to the Company's Non-Employee Director Stock Compensation Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 15th day of October, 1996.



                                               /s/Margarita Schoendorfer
                                               -------------------------------
                                               Margarita Schoendorfer
                                               Vice President, Controller
                                               (Principal Accounting Officer)